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                                                                  EXHIBIT 10.19

                               FIRST AMENDMENT TO
                         SERVICES AND SUPPORT AGREEMENT

         This First Amendment to Services and Support Agreement (the "First Amendment") effective as of February 1, 1999, is by and between Coast Dental Services, Inc., a Delaware corporation ("CDS") and Coast Dental Southeast, P.A., a Georgia professional association (the "Dental Practice Entity").

                                R E C I T A L S

         WHEREAS, CDS and Dental Practice Entity are parties to that certain Services and Support Agreement dated as of September 29, 1997 (the "Services and Support Agreement"); and

         WHEREAS, CDS and the Dental Practice Entity are now desirous of modifying the Services and Support Agreement in accordance with the terms of the First Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree to modify, supplement and amend the Services and Support Agreement as follows:

         1. Recitals. The statements contained in the Recitals of facts set forth above are true and correct and are by this reference made a part of the First Amendment.

         2. Service and Support Fee. Exhibit "A" to the Services and Support Agreement is hereby amended to change the S&S Fee percentage to Seventy-three percent (73%).

         3. Deletion of Section 3.4. The Services and Support Agreement is hereby modified to delete Section 3.4 related to the payments to the Dental Practice Entity for added internally developed Dental Centers.

         4. Other Provisions. All of the terms and provisions contained in the Services and Support Agreement shall remain in full force and effect unless specifically modified, supplemented or amended by the First Amendment.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written.

                                         "DENTAL PRACTICE ENTITY"

                                         COAST DENTAL SOUTHEAST, P.A.

                                         By: /s/ Adam Diasti
                                            ----------------------------------
                                                 Adam Diasti, President
                                         "CDS"

                                         COAST DENTAL SERVICES, INC.



                                         By: /s/ Terek Diasti
                                            ----------------------------------
                                                 Terek Diasti,
                                                 Chief Executive Officer